SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under rule 14a-12

                           AEW Real Estate Income Fund
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:

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(4) Date Filed:

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
                           AEW Real Estate Income Fund
                               399 Boylston Street
                           Boston, Massachusetts 02116

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 15, 2003



To the Shareholders of the AEW Real Estate Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the AEW Real Estate Income Fund (the "Fund") will be held at the offices of CDC IXIS Asset Management Services, Inc., located at 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Thursday, May 15, 2003 at 9 a.m., for the following purposes:

1. To elect three Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.


The Board of Trustees of the Fund has fixed the close of business on March 14, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                              By order of the Board of Trustees,

                                              JOHN E. PELLETIER, Secretary
Boston, Massachusetts
March 31, 2003

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                           AEW REAL ESTATE INCOME FUND
                               399 Boylston Street
                           Boston, Massachusetts 02116

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2003

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of AEW Real Estate Income Fund (the "Fund") of a proxy to be voted at the Annual Meeting of Shareholders to be held on May 15, 2003, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of CDC IXIS Asset Management Services, Inc., 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Thursday, May 15, 2003 at 9 a.m.

         The Meeting is scheduled as a meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund because the Shareholders of the Fund are expected to consider and vote on similar matters.

         The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about March 31, 2003.

         The Board of Trustees of the Fund has fixed the close of business on March 14, 2003 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote for each share held, and a fractional vote with respect to fractional shares, on each matter to which they are entitled to vote and that is to be voted on, with no cumulative voting rights. The following table sets forth the number of shares of common stock, $0.00001 par value per share ("Common Shares"), and shares of preferred stock, $0.00001 par value per share ("Preferred Shares" and, together with the Common Shares, the "Shares"), of the Fund issued and outstanding at the close of business on the Record Date:

          Outstanding Common Shares           Outstanding Preferred Shares
                    3,833,389.668                           1,120

         The classes of stock listed above are the only classes of stock currently authorized by the Fund.

         At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and will vote together with Common Shareholders as a single class on the Proposal to be brought before the Meeting. As summarized in the table below, the Common Shareholders and Preferred Shareholders, voting as a single class, have the right to vote with respect to the election of three Trustees at the Meeting. The following candidates (the "Nominees") have been nominated by the Trustees of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund.


                                                       Common Shareholders and
                                                       Preferred Shareholders,
        Proposal - Election of Trustees                    Voting Together
------------------------------------------------     ---------------------------
|X|      Election of Graham T. Allison                            X
|X|      Election of Richard Darman                               X
|X|      Election of Pendleton P. White                           X

         You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all Nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy or
(iii) by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.


I. PROPOSAL: ELECTION OF TRUSTEES

         The Meeting will constitute the first annual meeting of Shareholders of the Fund. In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), the Trustees are divided into the following three classes (each a "Class"): Class I, whose initial term will expire at this Meeting; Class II, whose initial term will expire at the Fund's 2004 annual meeting; and Class III, whose initial term will expire at the Fund's 2005 annual meeting. At each annual meeting beginning with this Meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         Under this classified Board structure, generally only those Trustees in a single Class may be replaced at any one annual meeting, and it would require a minimum of two annual meetings to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of current management.

         The Board nominated the three persons listed below for election at the Meeting. If elected at the Meeting, they will be Class I Trustees:

Class I Trustee             Expiration of Term
-----------------------     -------------------------
Graham T. Allison           2006 Annual Meeting
Richard Darman              2006 Annual Meeting
Pendleton P. White          December 31, 2003*

* As required by the Board's retirement policy, Mr. White will retire as Trustee on December 31, 2003.

         Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the persons listed above. Each of the Nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy). A Trustee elected by the Board to fill any vacancy occurring in the Board of Trustees shall serve until the next annual meeting of shareholders and until his or her successor shall be elected and shall qualify, subject, however, to the Trustee's prior death, resignation, retirement, disqualification or removal from office. Any Trustee elected by shareholders to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not any such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify.

Information Regarding Trustees, Nominees and Officers

         The following table provides information concerning the Trustees (including the Trustees who are Nominees) and the Officers of the Fund.


---------------------------------- --------------- ------------- --------------------- -------------------- ------------------------
                                                      Term of
                                                      Office                                Number of
                                                    and Length        Principal        Portfolios in Fund
                                    Position(s)      of Time        Occupation(s)       Complex Overseen    Other Directorships Held
Name, Age and Address              Held with Fund    Served*     During Past 5 Years   by Trustee/Nominee       by Trustee/Nominee
---------------------              --------------    -------     -------------------   ------------------       ------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

INDEPENDENT TRUSTEES(1)
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Graham T. Allison, Jr. (63)         Trustee and       Since      Douglas Dillon                27         Director, Taubman
399 Boylston Street                   Nominee       inception    Professor and                            Centers, Inc.;
Boston, MA 02116                                     (October    Director of the                          Board Member, USEC Inc.
(Class I)                             Contract        2002)      Belfer Center for
                             Review and Science and
                            Governance International
                                     Committee                   Affairs, John F.
                                       Member                    Kennedy School of
                                                                 Government, Harvard
                                                                 University
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Daniel M. Cain (58)++                 Trustee         Since      President and CEO,            27         Trustee, Universal Health
452 Fifth Avenue                                    inception    Cain Brothers &                          Realty Income Trust;
New York, NY 10018                  Chairperson      (October    Company,                                 Director, PASC
(Class II)                          of the Audit      2002)      Incorporated
                                     Committee                   (investment banking)
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Kenneth J. Cowan (71)                 Trustee         Since      Retired                       27         None
399 Boylston Street                                 inception
Boston, MA 02116                    Chairperson      (October
(Class II)                             of the         2002)
                                      Contract
                                     Review and
                                     Governance
                                     Committee
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Richard Darman (59)                 Trustee and       Since      Partner, The                  27         Director and Vice
399 Boylston Street                   Nominee       inception    Carlyle Group                            Chairman, AES Corporation
Boston, MA 02116                                     (October    (investments);
(Class I)                             Contract        2002)      formerly,
                                     Review and                  Professor, John F.
                                     Governance                  Kennedy School of
                                     Committee                   Government, Harvard
                                      Member                     University
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Sandra O. Moose (61)++                Trustee         Since      Senior Vice President         27         Director, Verizon
Exchange Place                                      inception    and Director, The Boston                 Communications; Director,
Boston, MA 02109                       Audit         (October    Consulting Group, Inc.                   Rohm and Haas Company
(Class III)                          Committee        2002)      (management
                                       Member                    consulting)
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

John A. Shane (70)                    Trustee         Since      President, Palmer             27         Director, Eastern Bank
200 Unicorn Park Drive                              inception    Service Corporation                      Corporation; Director,
Woburn, MA 01801                       Audit         (October    (venture capital                         Gensym Corporation;
(Class III)                          Committee        2002)      organization)                            Director, Overland
                                       Member                                                             Storage, Inc.; Director,
                                                                                                          Abt Associates Inc.
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Pendleton P. White (72)+            Trustee and       Since      Retired                       27         None
6 Breckenridge Lane                   Nominee       inception
Savannah, GA 31411                                   (October
(Class I)                             Contract        2002)
                                     Review and
                                     Governance
                                     Committee
                                       Member
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

                                       4

---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

INTERESTED TRUSTEES (1)
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

John T. Hailer** (42)              President and      Since      President and Chief           27         None
399 Boylston Street                    Chief        inception    Executive Officer,
Boston, MA 02116                     Executive       (October    CDC IXIS Asset
                                      Officer         2002)      Management
(Class II)                                                       Distributors, L.P.;
                                      Trustee                    formerly, Senior
                                                                 Vice President,
                                                                 Fidelity
                                                                 Investments
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Peter S. Voss*** (56)              Chairman of        Since      Director, President           27         Trustee, Harris Associates
399 Boylston Street                 the Board       inception    and Chief Executive                      Investment Trust****
Boston, MA 02116                                     (October    Officer, CDC IXIS
(Class III)                           Trustee         2002)      Asset Management
                                                                 North America, L.P.
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

OFFICERS
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

James J. Finnegan (42)                Chief           Since      General Counsel,              N/A                     N/A
399 Boylston Street                 Operating       inception    Managing Director,
Boston, MA  02116                    Officer         (October    Vice President and
                                                      2002)      Clerk, AEW
                                                                 Management and
                                                                 Advisors, L.P.;
                                                                 General Counsel
                                                                 and Principal,
                                                                 formerly,
                                                                 Assistant
                                                                 General Counsel
                                                                 and Vice
                                                                 President, AEW
                                                                 Capital
                                                                 Management,
                                                                 L.P.; Managing
                                                                 Director and
                                                                 Vice President,
                                                                 AEW Advisors,
                                                                 Inc.; Vice
                                                                 President and
                                                                 Assistant
                                                                 Clerk, AEW
                                                                 Investment
                                                                 Group, Inc.;
                                                                 Vice President
                                                                 and Assistant
                                                                 Clerk, AEW Real
                                                                 Estate
                                                                 Advisors, Inc.;
                                                                 formerly,
                                                                 Assistant
                                                                 General Counsel
                                                                 and Vice
                                                                 President,
                                                                 Aldrich,
                                                                 Eastman &
                                                                 Waltch, L.P.;
                                                                 formerly,
                                                                 General Counsel
                                                                 and Vice
                                                                 President,
                                                                 Capital
                                                                 Management
                                                                 Resources, L.P.
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Nicholas H. Palmerino (38)          Treasurer         Since      Senior Vice                   N/A                     N/A
399 Boylston Street                                  February    President, CDC IXIS
Boston, MA 02116                                       2003      Asset Management
                                                                 Services, Inc.;
                                                                 Senior Vice
                                                                 President, CDC IXIS
                                                                 Asset Management
                                                                 Advisers, L.P.;
                                                                 formerly, Vice
                                                                 President, Loomis,
                                                                 Sayles & Company,
                                                                 L.P.
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

John E. Pelletier (38)              Secretary         Since      Senior Vice                   N/A                     N/A
399 Boylston Street                 and Clerk       inception    President, General
Boston, MA 02116                                     (October    Counsel, Secretary
                                                      2002)      and Clerk, CDC
                                                                 IXIS Asset
                                                                 Management
                                                                 Distribution
                                                                 Corporation;
                                                                 Senior Vice
                                                                 President,
                                                                 General
                                                                 Counsel,
                                                                 Secretary and
                                                                 Clerk, CDC IXIS
                                                                 Asset
                                                                 Management
                                                                 Distributors,
                                                                 L.P.; Senior
                                                                 Vice President,
                                                                 General
                                                                 Counsel,
                                                                 Secretary and
                                                                 Clerk, CDC IXIS
                                                                 Asset
                                                                 Management
                                                                 Advisers, L.P.;
                                                                 Executive Vice
                                                                 President,
                                                                 General
                                                                 Counsel,
                                                                 Secretary,
                                                                 Clerk, and
                                                                 Director, CDC
                                                                 IXIS Asset
                                                                 Management
                                                                 Services, Inc.
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

(1) For purposes of this Proxy Statement, the term "Independent Trustees" means those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, and the term "Interested Trustees" means those Trustees who are "interested persons" of the Fund.

*As described above, the Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. As required by the Board's retirement policy, Mr. White will retire as a Trustee on December 31, 2003. The current retirement age is 72. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal.

**Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

***Mr. Voss is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund or its investment adviser:
Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc.; Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; and Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

****As of December 31, 2002, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

+Mr. White will retire on December 31, 2003.

++The holders of the Fund's Preferred Shares are entitled to elect two Trustees. When up for election, Mr. Cain and Ms. Moose will be elected by the Preferred Shareholders. The remaining Trustees, including the Trustees to be elected at the Meeting, are elected by holders of Common Shares and Preferred Shares, voting together as a single class. As required by the Investment Company Act of 1940, Preferred Shareholders may under certain circumstances elect a majority of the Board of Trustees.

         The following table states the dollar range of equity securities beneficially owned as of February 28, 2003 by each Trustee of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee/nominee in the "family of investment companies" which includes the Fund.



                                                                        Aggregate Dollar Range of Equity Securities in All
                                    Dollar Range of Equity            Registered Investment Companies Overseen by Trustee in
 Name of Trustee                    Securities in the Fund*                   Family of Investment Companies*+
 ---------------                    -----------------------                   -------------------------------
INDEPENDENT TRUSTEES
Graham T. Allison Jr.                          A                                              E

Daniel M. Cain                                 A                                              A

Kenneth J. Cowan                               A                                              C

Richard Darman                                 A                                              A

Sandra O. Moose                                A                                              A

John A. Shane                                  A                                              A

Pendleton P. White                             A                                              A

INTERESTED TRUSTEES
John T. Hailer                                 A                                              A

Peter Voss                                     A                                              E


* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000
+ Includes amounts payable by the investment companies under deferred compensation plans as of February 28, 2003. These amounts fluctuate with changes in the value of a hypothetical investment in investment companies shares of compensation the Trustee has elected to defer.


         The Fund pays no compensation to its Officers or to its Interested Trustees. Each other Trustee of the Fund receives a fee of $2,000 annually for serving as a Trustee of the Fund, and a fee of $375 and related expenses for each meeting of the Board of Trustees attended. Each Committee member receives a fee of $2,000 annually for Committee service, and will also receive a meeting fee of $200 for each additional meeting after the first four meetings of a Committee during a given year. In addition, the Chairpersons of the Contract Review and Governance and Audit Committees each receive an additional fee of $1,000 per year.

         During the most recently ended fiscal year (the fiscal year ended January 31, 2003, for CDC Nvest Companies Trust I and the Fund, and the year ended December 31, 2002 for the remaining series of the CDC Nvest Trusts (as defined below)), the Trustees of the Fund received the amounts set forth in the following table for serving as trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (collectively, the "CDC Nvest Trusts") and the Fund.




                                                 Pension or                        Total
                            Compensation from    Retirement      Estimated      Compensation
                             the Fund for the     Benefits        Annual          from the
                               Fiscal Year       Accrued as      Benefits        CDC Nvest
                                 Ending         Part of Fund       upon       Trusts and the
     Name of Trustee         January 31, 2003     Expenses*     Retirement*        Fund*+
     ---------------         ----------------     ---------     -----------        ------
INDEPENDENT
-----------
Graham T. Allison, Jr.      $1,285              $0             $0             $74,535
Daniel M. Cain              $1,887              $0             $0             $76,887
Kenneth J. Cowan            $1,887              $0             $0             $81,637
Richard Darman              $1,660              $0             $0             $76,410
Sandra O. Moose             $1,285              $0             $0             $71,285
John A. Shane               $1,660              $0             $0             $71,660
Pendleton P. White          $1,660              $0             $0             $76,410

INTERESTED
Peter S. Voss               $0                  $0             $0             $0
John T. Hailer              $0                  $0             $0             $0


+Total Compensation represents amounts paid during the most recently ended fiscal year (the fiscal year ended January 31, 2003, for CDC Nvest Companies Trust I and the Fund, and the year ended December 31, 2002 for the remaining series of the CDC Nvest Trusts)) to a Trustee for serving on the board of trustees of 6 trusts with a total of 26 funds as of December 31, 2002, as well as amounts paid by the Fund during the fiscal year ended January 31, 2003. Amounts include payments deferred by Trustees for 2002 (for the fiscal year ended January 31, 2003, for CDC Nvest Companies Trust I).
*The Fund provides no pension or retirement benefits to its Trustees.

Board Committees and Meetings

Contract Review and Governance Committee. The Committee is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the investment adviser and the Fund, governance matters relating to the Fund and the effect on Common Shares of the use of leveraging through the issuance of the Preferred.

Audit Committee. The Committee is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies and certain Securities and Exchange Commission and Treasury regulations as well as operational issues relating to the transfer agent, auction agent, administrator, sub-administrator and custodian and the Preferred Shares.

         The Board of Trustees has determined that each member of the Audit Committee is "independent" as defined in Section 121(A) of the listing standards of the American Stock Exchange, on which the Common Shares of the Fund are listed. The Board has adopted a written charter for its Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. A report of the Audit Committee, dated March 13, 2003, is attached to this Proxy Statement as Appendix B.

Board and Committee Meetings. The Fund commenced operations in November 2002. During the Fund's initial fiscal year ended January 31, 2003, the Board held three meetings, and the Contract Review and Governance Committee and the Audit Committee did not hold any meetings.

Information Regarding Possible Future Events

         It is expected that shortly after the Meeting, the Board of Trustees will increase the size of the Board from nine members to twelve. If, as expected, the Trustees increase the size of the Board, it is also expected that the Trustees will shortly thereafter appoint three new Trustees as part of a proposed combination of the Boards of Trustees of the Fund, the CDC Nvest Trusts and certain other affiliated investment companies. As permitted by the Fund's Declaration of Trust, the Trustees do not intend to seek shareholder approval of these actions. Information about the persons expected to be appointed as Trustees is provided in Appendix C. It is possible that the Trustees will decide not to increase the size of the Board or appoint such persons as new Trustees. It is expected that following the consolidation of the Boards of Trustees of these investment companies, the Trustees' compensation will be increased in recognition of the increased responsibilities of the Trustees and will be allocated ratably among all these investment companies.


Required Vote. Election to the Board of Trustees of the Fund will be decided by a plurality of the Common Shares and Preferred Shares of the Fund (voting together as a single class) voted in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR EACH OF THE THREE NOMINEES FOR TRUSTEE.

II. OTHER BUSINESS

         As of the date of this Proxy Statement, the only business that management of the Fund intends to present or knows that others will present is the election of three Trustees of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the Shareholder entitled to vote the Shares.

III. ADDITIONAL INFORMATION

Investment Manager. AEW Management and Advisors, L.P. (the "Investment Manager"), located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02110, serves as investment adviser of the Fund.

Transfer Agent, Auction Agent, Custodian and Administrator. EquiServe Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021, serves as the transfer agent, dividend disbursing agent and registrar of the Fund's Common Shares. Deutsche Bank Trust Company Americas, located at 280 Park Avenue, New York, New York 10017, serves as the auction agent for the Fund's Preferred Shares. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian of the Fund's investments. CDC IXIS Asset Management Services, Inc., located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as administrator to the Fund.

Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), located at 160 Federal Street, Boston, Massachusetts 02110, has been selected by the Board as the independent auditors of the Fund for the current fiscal year ending January 31, 2004.

         A representative of PwC, if requested by any Shareholder a reasonable time before the Meeting, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

         The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the fiscal year ended January 31, 2003.


                                    Financial Information Systems
       Audit Fees                  Design and Implementation Fees*                  All Other Fees*
-------------------------    --------------------------------------------     ----------------------------
        $24,500                                  $0                                    $118,100



         * Includes fees billed for services rendered during the Fund's most recent fiscal year to the Fund, the Investment Manager, and any other entity controlling, controlled by or under common control with the Investment Manager that provides services to the Fund (other than subadvisers not otherwise affiliated with the Investment Manager).

         In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether PwC's provision of the non-audit services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" for the Fund, the Investment Manager and for certain related other parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please refer to the Audit Committee Report in Appendix B to this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the Investment Company Act of 1940 require the Fund's Trustees and Officers and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Fund. Based solely upon a review of copies of such reports furnished to the Fund, the Fund believes Initial

Statements of Beneficial Ownership on Form 3 were not filed on a timely basis for the Investment Manager and certain persons affiliated with the Investment Manager. With the exception of the Investment Manager (which purchased shares of the Fund prior to the initial public offering of the Common Shares in order to satisfy initial seed capital requirements under the Investment Company Act of
1940), none of these persons owned or disposed of shares of the Fund during the reporting period.

Information About Proxies

         Solicitation of Proxies and Costs of Solicitation. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures and the cost of soliciting proxies for the Fund will be borne by the Fund. In addition, certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, email and personal interviews. In addition, D.F. King & Co., Inc. may be engaged to assist in the solicitation of proxies, the cost of which will be borne by the Fund and is estimated to be approximately $3000 in the aggregate, plus out-of-pocket expenses.

         Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty three and 1/3 percent (33 1/3%) of the total Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for the Fund or, even if a quorum is so present, in the event that sufficient votes to elect all the Nominees are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments will be decided by a plurality of the Shares entitled to vote present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all the Nominees. They will vote against any such adjournment those proxies required to be voted against any of the Nominees and will not vote any proxies that direct them to abstain from voting on the election of the Nominees. The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

         Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. The Tellers will count the total number of votes case "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

Shareholder Reports. The Fund's annual report to shareholders for the fiscal year ending January 31, 2003 is included with this proxy statement. Additional copies of the Fund's annual report may be obtained without charge from the Fund by calling 1-800-862-4863 or by writing to the Fund at 399 Boylston Street, Boston, Massachusetts 02116.

Shareholder Proposals for 2004 Annual Meeting. It is currently anticipated that the Fund's next annual meeting of Shareholders will be held in May 2004. Shareholders submitting any proposals for the Fund intended to be presented at the 2004 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 15, 2004 and not earlier than January 31, 2004. Shareholders who wish for the Fund to include a proposal in the proxy statement for next year's annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Act of 1933 must submit their proposeal so that it is received by the Fund no later than December 13, 2003. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws and the Securities Act of 1933. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

Significant Shareholders. As of February 28, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the
Fund:


                                                                                                Percentage
                                                                                  Number of     of Shares
Title of Class          Name and Address of Record Owner                         Shares Owned      Owned
--------------          --------------------------------                         ------------      -----

Common Shares
                        Cede & Co.*                                               3,825,453       99.81%
                        55 Water Street, 25th Floor
                        New York, New York 10041-0001

Preferred Shares
                        Merrill Lynch, Pierce, Fenner & Smith Incorporated**         608          54.29%
                        4 World Financial Center
                        New York, New York 10080

                        Prudential Securities Incorporated**                          89           7.95%
                        One New York Plaza
                        New York, New York 10292



* A nominee for participants in the Depository Trust Company
** Shares held at the Depository Trust Company

As of February 28, 2003, the Trustees and Officers of the Fund as a group beneficially owned less than one percent (1%) of the Fund's outstanding Common Shares and Preferred Shares.

                                                                     Appendix A

                                 Audit Committee
                                       of
                             CDC Nvest Funds Trust I
                            CDC Nvest Funds Trust II
                            CDC Nvest Funds Trust III
                         CDC Nvest Cash Management Trust
                     CDC Nvest Tax Exempt Money Market Trust
                           CDC Nvest Companies Trust I
                           AEW Real Estate Income Fund

                                     CHARTER

1) The Audit Committee (the "Committee") of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and AEW Real Estate Income Fund (the "Trusts"):

     a) shall be composed entirely of trustees who are not "interested persons" (as defined for purposes of the Investment Company Act of 1940) of the Trusts; and

     b) with respect to the Audit Committee of the AEW Real Estate Income Fund only:

          i) shall be composed entirely of trustees who meet the independence standards set forth in Section 121(A) of the American Stock Exchange Company Guide (Listing Standards, Policies and Requirements) (the "AMEX Guide") and the financial literacy requirements set forth in the first sentence of Section 121(B)(b)(i) of the AMEX Guide; and

          ii) shall include at least one trustee who meets the financial experience requirements set forth in the second sentence of
               Section 121(B)(b)(i) of the AMEX Guide.

2)   The purposes of the Committee are:

     a) to oversee the Trusts' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;

     c) to review such aspects of the operations of the Trusts as the Committee or the full Board of Trustees shall deem appropriate;

     d) to act as liaison between the Trusts' independent auditors and the full Board of Trustees;

     e) to review operational issues relating to the preferred shares of the AEW Real Estate Income Fund, including performance by the auction agent of its duties in connection with the auctions;

     f) to oversee any issues in connection with the AEW Real Estate Income Fund's implementation of a managed dividend policy;

     g) to hold scheduled meetings on a quarterly basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

     h) to submit minutes of such meetings to the full Board of Trustees on a regular basis.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, the auditors' responsibility to plan and carry out a proper audit, and management's and the auditors' responsibility to determine that the Trusts' financial statements are complete and accurate and in accordance with generally accepted accounting principles.

3)   Powers and Responsibilities:

     a)   Audit Matters:

          (1) the auditors are ultimately responsible to the Audit Committee and the full Board of Trustees, as representatives of the Trusts' shareholders, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the auditors (or, if applicable, to nominate the auditors to be proposed for shareholder approval in any proxy statement), and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive from the auditors a formal written statement delineating all relationships between the auditors and the Trusts consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and to take, or recommend that the full Board of Trustees take, appropriate action to oversee the independence of the auditors;

          (2) to meet with the Trusts' independent auditors, including private meetings, as necessary to discuss the matters required to be discussed by Statement of Auditing Standards No. 61, including without limitation, (i) the arrangements for and scope of the annual audit and any special audits; (ii) any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) the auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's response thereto; and (iv) the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

          (3) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the auditors;

          (4) to review the fees charged by the auditors for audit and non-audit services;

          (5) to review and discuss the Trusts' financial statements with management; and

          (6) with respect to the AEW Real Estate Income Fund only, to consider whether to recommend to the Board of Trustees that the Trusts' audited financial statements be included in the Trusts' annual reports to shareholders.

b)   Operational Matters:

          (1) to review performance of the transfer agent, sub-transfer agents, custodian, sub-custodians and other service providers to the Trusts;

          (2) to review such operational matters with respect to the advisers and subadvisers to the Trusts as the Committee shall deem appropriate;

          (3) to review the codes of ethics of the advisers and subadvisers to the Trusts and review and evaluate reports of any violations of such codes of ethics;

          (4)  to investigate any improprieties in Trust operations;

          (5)  to review dividend and capital gain distributions;

          (6) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

          (7) to regularly meet with the Treasurer of the Trusts, if the Committee deems such meetings are necessary;

4)   Additional Powers and Responsibilities.

     a) the Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust;

     b) when appropriate, and to the full extent required by Section 120 of the AMEX Guide, the Audit Committee shall review potential conflict of interest situations; and

     c) the Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                                                      Appendix B




The Audit Committee of the Board of Trustees issued the following report concerning the financial statements for the Fund's most recent fiscal year.

     The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with PricewaterhouseCoopers LLP, the Fund's accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with PricewaterhouseCoopers LLP its independence.

     Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended January 31, 2003 for filing with the Securities and Exchange Commission.

                                                                  Daniel M. Cain
                                                                 Sandra O. Moose
                                                                   John A. Shane

                                                                      Appendix C

Information Regarding Possible Future Events

         It is expected that shortly after the Meeting, the Board of Trustees will increase the size of the Board from nine members to twelve. If, as expected, the Trustees increase the size of the Board, it is also expected that the Trustees will shortly thereafter appoint three new Trustees. As permitted by the Fund's Declaration of Trust, the Trustees do not intend to seek shareholder approval of these actions. Information about the persons expected to be appointed as Trustees is provided below. It is possible that the Trustees will decide not to increase the size of the Board or appoint such persons as new Trustees.



---------------------------------- --------------- ------------- --------------------- -------------------- ------------------------
                                                      Term of
                                                      Office                                Number of
                                                    and Length        Principal        Portfolios in Fund
                                    Position(s)      of Time        Occupation(s)       Complex Overseen    Other Directorships Held
Name, Age and Address              Held with Fund     Served     During Past 5 Years   by Trustee/Nominee        by Trustee/Nominee
---------------------              --------------     ------     -------------------   ------------------        ------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

INDEPENDENT TRUSTEES(1)
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
                                                                                                          Director, Precision Optics
Edward A. Benjamin (64)                 N/A            N/A       Retired; formerly,            N/A        Corporation; Director,
399 Boylston Street                                              Partner, Ropes &                         Coal, Energy Investments &
Boston, MA 02116                                                 Gray                                     Management, LLC; Trustee,
                                                                                                          New England Zenith Funds;
                                                                                                          Trustee, Loomis Sayles
                                                                                                          Funds; Trustee, Loomis
                                                                                                          Sayles Investment Trust+

---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Paul G. Chenault (69)                   N/A            N/A       Retired                       N/A        Director, Mailco Office
5852 Pebble Beach Way                                                                                     Products, Inc.; Trustee,
San Luis Obispo, CA 94301                                                                                 Loomis Sayles Funds;
                                                                                                          Trustee, Loomis Sayles
                                                                                                          Investment Trust+
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

INTERESTED TRUSTEE (1)
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

Robert J. Blanding (56)                 N/A            N/A       President,                    N/A                     N/A
399 Boylston Street                                              Chairman, Director,
Boston, MA 02116                                                 and Chief Executive
                                                                 Officer, Loomis,
                                                                 Sayles & Company,
                                                                 L.P.
---------------------------------- --------------- ------------- --------------------- ------------------ --------------------------

(1) For purposes of this Appendix, the term "Independent Trustees" means those Trustees who if appointed as Trustees of the Fund, would not be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, and the term "Interested Trustees" means those Trustees who would be "interested persons" of the Fund.

+ As of January 31, 2003, Loomis Sayles Funds and Loomis Sayles Investment Trust had thirteen and nine series, respectively, that were overseen by their Board of Trustees.

AEW logo
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694






            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark votes as in this example.

     1. Election of trustee.
     Nominees: (01) Mr. Graham T. Allison
               (02) Mr. Richard Darman
               (03) Mr. Pendelton P. White

FOR ALL NOMINEES [ ]     [ ] WITHHELD FROM ALL NOMINEES

[ ] --------------------------------------------------
(To withhold authority for a nominee, check this box and list the names of such nominee(s) on the line above. Your shares will be voted for the remaining nominees.)

                 Mark box at right if you plan to attend the Annual Meeting. [ ] Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.


Signature: _____________________ Date: ___________  Signature: _____________________ Date: ___________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                           AEW REAL ESTATE INCOME FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF TRUSTEES OF THE FUND
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
                                  MAY 15, 2003

The undersigned hereby appoints John E. Pelletier, Nicholas H. Palmerino and Coleen Downs Dinneen, and each of them separately, will full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of AEW Real Estate Income Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at CDC IXIS Asset Management Services, Inc., 399 Boylston Street, 4th Floor CIS Conference Room, Boston, MA 02116, at 9:00 a.m., on Thursday, May 15, 2003, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the matters indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each nominee.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.


-------------------------------------------------------------------------------------------------------------
 SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. PLEASE DO NOT FORGET
                                            TO DATE THIS PROXY.
-------------------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

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